UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 9, 2006

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-08106	65-0829355
(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2006, MasTec, Inc. (the “Company”) issued a press release announcing its financial results as of and for the three months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a)	Financial Statements of Businesses Acquired Not Applicable.

b)	Pro Forma Financial Information Not Applicable.

c)	Exhibits: 99.1 Press Release dated November 9, 2006

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2006	MASTEC, INC. BY: /S/ C. Robert Campbell —————————————— C. Robert Campbell Chief Financial Officer MASTEC, INC.

EXHIBIT INDEX

Number Description

99.1 Press Release dated November 9, 2006